UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 17, 2025

VUZIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35955	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

25 Hendrix Road, Suite A

West Henrietta, New York 14586

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.001	VUZI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2025, Vuzix Corporation (the “Company”) held its annual meeting of stockholders. At the annual meeting, (i) Paul Travers, Grant Russell, Edward Kay, Timothy Harned, and Paula Whitten-Doolin were each elected as directors of the Company to serve until the next annual meeting of stockholders or until their successors have been elected and qualified, (ii) stockholders ratified the board of directors’ appointment of Freed Maxick P.C. as the Company’s independent registered public accounting firm for 2025, (iii) stockholders approved, on an advisory basis, the compensation disclosed in the Company’s proxy statement of the Company’s named executive officers, (iv) stockholders recommended, on an advisory basis, that the Company hold an advisory vote on executive compensation every year, (v) stockholders approved an amendment to the Company’s certificate of incorporation to increase the Company’s authorized shares of common stock to 200,000,000, and (vi) stockholders approved the grant of 594,056 restricted stock units (or RSUs) to executive officers and other employees of the Company under the Company’s 2023 Equity Incentive Plan, and concurrent cancellation of 5,089,500 options previously granted to such officers and others.

The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Paul Travers	28,286,936	1,260,306	588,286	16,432,259
Grant Russell	26,426,250	3,262,368	446,892	16,432,259
Edward Kay	26,964,973	2,545,379	625,158	16,432,259
Timothy Harned	27,229,531	2,383,844	522,135	16,432,259
Paula Whitten-Doolin	26,875,975	2,672,041	587,494	16,432,259

2. Ratification of appointment of Freed Maxick P.C. as the Company’s independent registered public accounting firm for 2025:

Votes For	Votes Against	Votes Abstained
43,667,778	1,690,887	1,209,104

3. Approval, on an advisory basis, of the compensation disclosed in the Company’s proxy statement of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,594,294	2,367,583	173,633	16,432,259

4. Frequency of advisory votes on executive compensation:

One Year	Two Years	Three Years	Votes Abstained
25,562,942	3,021,570	866,610	684,388

5. Amendment to certificate of incorporation to increase authorized shares of common stock:

Votes For	Votes Against	Votes Abstained
39,898,935	4,840,670	1,828,164

6. Approval of grant of RSUs to executive officers and concurrent cancellation of previously granted options:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,004,419	4,865,828	265,263	16,432,259

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2025	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell Chief Financial Officer